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                                                                  EXHIBIT 10.3.1


                  BONDS SECOND RENEWAL AND EXTENSION AGREEMENT
                  --------------------------------------------



     This BONDS SECOND RENEWAL AND EXTENSION AGREEMENT (this "Second Renewal") is executed this _______ day of March, 1996 (the "Execution Date"), but effective as of December 28, 1995, by and between WRI HOLDINGS, INC. ("Maker"), a Texas corporation, and WEINGARTEN REALTY INVESTORS ("Payee"), a Texas real estate investment trust.



                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Payee is the sole legal owner and holder of those certain 16% Mortgage Bonds Due 1994 (the "Original Bonds") dated December 28, 1984, in the face principal sum of THREE MILLION ONE HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($3,150,000.00) executed by Maker payable to the order of Weingarten Realty, Inc. ("WRI"), a Texas corporation, payable as therein provided, which Bonds are secured by (i) that certain Trust Indenture (the "Original Trust Indenture") dated December 28, 1984 executed by Maker and Texas Commerce Bank National Association (the "Trustee"), a national banking association, (ii) that certain River Pointe Negative Pledge Agreement (the "Original Negative Pledge") dated December 28, 1984 executed by Maker, Payee, and Plaza Construction, Inc. ("Plaza"), and (iii) such other documents, instruments, and agreements executed in connection with, as security for, or as evidence of the obligations evidenced by the Bonds (collectively, the Original Trust Indenture, the Original Negative Pledge, and such other documents, instruments, and agreements being called the "Original Security Instruments"); and


     WHEREAS, WRI assigned and conveyed all of its property, both real and personal, to Payee, as evidenced by that certain Master Deed and General Conveyance, by and between WRI and Payee dated April 5, 1988; and


     WHEREAS, effective as of December 28, 1995, Maker and Payee renewed and extended the maturity date of the Original Bonds to December 28, 1995 pursuant to the terms of that certain Bonds Renewal and Extension Agreement ("First Renewal") dated as of December 28, 1994 between Maker and Payee (the Original Bonds, Original Negative Pledge, and Original Security Instruments, each as modified, renewed, and extended by the First Renewal, being called the "Bonds," the "Negative Pledge," and the "Security Instruments," respectively); and


     WHEREAS, Maker and Payee amended and supplemented the terms of the Original Trust Indenture to reflect the renewal and extension of the Bonds as provided in the First Renewal, such amendment being evidenced by that certain Supplemental Trust Indenture dated as of December 28, 1994 between Maker, Trustee, and Payee; and


     WHEREAS, of even date herewith, Maker, the Trustee, and Payee have further amended and supplemented the terms of the Trust Indenture pursuant to that certain Second Supplemental Trust Indenture (the Original Trust Indenture, as amended and supplemented by the

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Supplemental Trust Indenture and the Second Supplemental Trust Indenture, being called the "Trust Indenture"); and


     WHEREAS, the Bonds mature on December 28, 1995, and Maker and Payee now propose to renew and extend the maturity date of the Bonds and to continue the liens and priority of the Security Instruments as security for the payment of the Bonds, as set forth more particularly herein; and


     WHEREAS, in consideration for the extension of the maturity of the Bonds, Maker and Payee also desire to amend the terms of the Bonds to permit Payee to call the maturity of the Bonds as more particularly set forth herein.


     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Maker and Payee hereby agree as follows:


     1. The Maker reaffirms its promise to pay to the order of the Payee, at 2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008, the principal balance due and owing on the Bonds, with interest accrued thereon, as provided in the Bonds, except that the maturity date of the Bonds is hereby renewed and extended to December 28, 1996, at which time the unpaid principal balance of the Bonds plus all accrued and unpaid interest thereon shall be due and payable.


     All liens, pledges, and security interests securing the payment of the Bonds, including, but not limited to, the liens, pledges and security interests granted in the Trust Indenture and the Negative Pledge, are hereby renewed, extended and carried forward to secure payment of the Bonds, as hereby amended, and the Security Instruments are hereby amended to reflect that the maturity date of the Bonds is December 28, 1996.


     2. In consideration for the extension of the maturity of the Bonds as provided herein, Maker and Payee hereby agree that the Bonds are further modified and amended to insert the following provision as paragraph 15 of the
Bonds:


          "15. Notwithstanding any provision to the contrary in this Security, the Indenture, or any other documents evidencing, securing, or relating to the indebtedness evidenced by this Security, and without regard to the occurrence of any default or breach under the terms of this Security, the Indenture, or such other documents, Payee, at any time during the term of this Security, upon thirty (30) days prior written notice to Maker and the Trustee (as that term is defined in the Indenture), may declare the entire outstanding principal balance of this Security together with all accrued and unpaid interest thereon (whether such interest is evidenced by this Security or another instrument or promissory note) immediately due and payable without any penalty or premium. Payee shall send

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          its notice of intention to declare such indebtedness due in accordance with the notice provisions of the Indenture. If this Security is owned by more than one owner, a majority of the owners of this Security (as determined by the principal amount owed to such owners) may declare the indebtedness evidenced by this Security due pursuant to the terms of this paragraph."


     3. Maker hereby represents and warrants to Payee that (a) Maker is the sole legal and beneficial owner of the Trust Estate (as that term is defined in the Trust Indenture); (b) Maker has the full power and authority to make the agreements contained in this Second Renewal without joinder and consent of any other party; and (c) the execution, delivery and performance of this Second Renewal will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any trust deed, deed of trust, loan agreement, indenture or other agreement to which Maker is a party or by which Maker or any of its property is bound. Maker hereby agrees to indemnify and hold harmless Payee against any loss, claim, damage, liability or expense (including, without limitation, attorneys' fees) incurred as a result of any representation or warranty made by Maker in this
Section 3 proving to be untrue in any material respect.


     4. To the extent that the Bonds are inconsistent with the terms of this Second Renewal, the Bonds are hereby modified and amended. Except as modified, renewed and extended by this Second Renewal, the Bonds remain unchanged and continue unabated and in full force and effect as the valid and binding obligation of the Maker.


     5. In conjunction with the extension and renewal of the Bonds and the Security Instruments, Maker hereby extends and renews the liens, pledges, and security interests as created and granted in the Security Instruments until the indebtedness secured thereby, as so extended and renewed, has been fully paid, and agrees that such extension and renewal shall in no manner affect or impair the Bonds or the liens, pledges, and security interests securing same, and that said liens, pledges, and security interests shall not in any manner be waived. The purpose of this Second Renewal is simply to extend the time of payment of the obligation evidenced by the Bonds and any indebtedness secured by the Security Instruments, as modified by this Second Renewal, to add the foregoing call provision, and to carry forward all liens, pledges, and security interests securing the same, which are acknowledged by Maker to be valid and subsisting.


     6. Maker covenants and warrants that the Payee is not in default under the Bonds Security Instruments, or this Second Renewal (collectively referred to as the "Loan Instruments") that there are no defenses, counterclaims or offsets to such Loan Instruments; and that all of the provisions of the Loan Instruments, as amended hereby, are in full force and effect.


     7. Maker agrees to pay all costs incurred in connection with the execution and consummation of this Second Renewal, including but not limited to, all recording costs and the reasonable fees and expenses of Payee's counsel.

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     8. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition, or provision herein contained.


     9. Payee is the sole owner and holder of the Bonds. Maker and Payee acknowledge and agree that the outstanding principal balance of the Bonds as of December 28, 1995 is $3,150,000.00.


     10. Payee is an unincorporated trust organized under the Texas Real Estate Investment Trust Act. Neither the shareholders of Payee, nor its Trust Managers, officers, employees, or other agents shall be personally, corporately, or individually liable, in any manner whatsoever, for any debt, act, omission, or obligation of Payee, and all persons having claims of any kind whatsoever against Payee shall look solely to the property of Payee for the enforcement of their rights (whether monetary or nonmonetary) against Payee.


     EXECUTED this day and year first above written, but effective for all purposes as of December 28, 1995.



                                              WRI HOLDINGS, INC.,
                                              a Texas corporation



                                              By: [SIGNATURE APPEARS HERE]
                                                  ______________________________
                                                  Martin Debrovner
                                                  Vice President


                                                                         "Maker"


                                              WEINGARTEN REALTY INVESTORS, a
                                              Texas real estate investment trust



                                              By: [SIGNATURE APPEARS HERE]
                                                  ______________________________
                                                  Bill Robertson, Jr.
                                                  Executive Vice President


                                                                         "Payee"

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THE STATE OF TEXAS       )
                         )
                         )
COUNTY OF HARRIS         )



     This instrument was acknowledged before me on this 6th day of March, 1996, by Martin Debrovner, Vice President of WRI HOLDINGS, INC., a Texas corporation, on behalf of said corporation.


                                                [SIGNATURE APPEARS HERE]
                                                ________________________________
                                                Notary Public, State of Texas

                                                [SEAL APPEARS HERE]

THE STATE OF TEXAS         )
                           )
                           )
COUNTY OF HARRIS           )



      This instrument was acknowledged before me on this 6th day of March, 1996 by Bill Robertson, Jr., Executive Vice President of WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                                [SIGNATURE APPEARS HERE]
                                                ________________________________
                                                Notary Public, State of Texas

                                                [SEAL APPEARS HERE]

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